March 4, 2020

BNY MELLON VARIABLE INVESTMENT FUND

Appreciation Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), and the fund's sub-investment adviser is Fayez Sarofim & Co. (Sarofim & Co.).

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Catherine Crain, Gentry Lee, Christopher Sarofim, Charles Sheedy and Alan R. Christensen, CFA.  The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.  The team members hold the following positions at Sarofim & Co.:  Mr. Fayez Sarofim is Chairman of the Board and Co-Chief Investment Officer, Mr. Christopher Sarofim is Vice Chairman, Mr. Lee is Chief Executive Officer and Co-Chief Investment Officer, Mr. Sheedy is a Senior Vice President, Ms. Crain is a Vice President and Mr. Christensen is the President and Head of Investment Risk.  Mr. Fayez Sarofim has been a portfolio manager of the fund since its inception in 1993.  Messrs. Christopher Sarofim and Sheedy have been portfolio managers of the fund since October 2000.  Ms. Crain has been a portfolio manager of the fund since March 1998.  Mr. Lee has been a portfolio manager of the fund since December 2010.  Mr. Christensen has been a portfolio manager of the fund since March 2020.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Catherine Crain, Gentry Lee, Christopher Sarofim, Charles Sheedy and Alan R. Christensen, CFA.  The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.  The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts.  The team of portfolio managers operates within the guidelines set by the Investment Committee.  Mr. Fayez Sarofim, Chairman of the Board and Co-Chief Investment Officer, founded Sarofim & Co. in 1958 and has been a portfolio manager of the fund since its inception in 1993.  Mr. Christopher Sarofim is the Vice Chairman of Sarofim & Co., where he has been employed since 1988.  He has been a portfolio manager of the fund since October 2000.  Mr. Lee is the Chief Executive Officer and Co-Chief Investment Officer of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations.  He has been a portfolio manager of the fund since December 2010.  Mr. Sheedy is a Senior Vice President at Sarofim & Co., where he has been employed since 1971.  He has been a portfolio manager of the fund since October 2000.  Ms. Crain is a Vice President at Sarofim & Co., where she has been employed since 1993.  She has been a portfolio manager of the fund since March 1998.  Mr. Christensen is the President and Head of Investment Risk at Sarofim & Co., where he has been employed since 2005, and is responsible for overseeing marketing, client service, operations and technology initiatives.  He has been a portfolio manager of the fund since March 2020.

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